1 (ISCO.OB) A New Kind of Stem Cell Company Superior Technology Superior Business Model Superior Execution Exhibit 99.1

Statements pertaining to anticipated technological developments and therapeutic applications, the potential benefits of collaborations, affiliations, and other opportunities for the company and its subsidiaries, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as "will," "should,"
"believes," "plans," "anticipates," "expects," "estimates,") should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks inherent in the development and/or commercialization of potential products, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, application of capital resources among competing uses, and maintenance of intellectual property rights. Actual results may differ materially from the results anticipated in these forward-
looking statements and as such should be evaluated together with the many uncertainties that affect the company's business, particularly those mentioned in the cautionary statements found in the company's Securities and Exchange Commission filings. The company disclaims any intent or obligation to update these forward-looking statements.

Forward-looking statements

The Traditional Approach --Pick A Disease— --Spend a Lot of Money— --Hope for a Cure and FDA Approval-- 3

The ISCO Model – Multiple Chances to
Succeed

Parthenogenetic
Stem Cells
Parthenogenetic
Stem Cells
Lifeline
Bioresearch
Products
Lifeline
Bioresearch
Products
Stem Cell Bank
Stem Cell Bank
Lifeline
Skin Care
Products
Lifeline
Skin Care
Products
Therapeutic
Development
Therapeutic
Development
Partnering
Partnering

Sperm
1pb
46
46 =23+23
Oocyte / egg
1pb
2pb
23
23
Sperm pronucleus
Oocyte pronucleus
Zygote
Blastocyst
46
Heterozygous embryonic stem cells
Activation
Ionomycin
puromycin
1pb
46
46 =23+23
Oocyte / egg
1pb
46
2pb
23
Parthenogenetic zygote
Parthenogenetic blastocyst
46
Homozygous parthenogenetic stem cells

INTERNATIONAL STEMCELL CORPORATION

Parthenogenesis – Solving Ethical and Immune Matching Problems 5 Normal fertilization Parthenogenesis

Categories of Human Stem Cells
hpSCs Embryonic iPS Adult SCs
Ethics
(Relative to destruction of
viable human embryos)
No viable
embryo
Destroys
viable embryo
No embryo No embryo
Immune matching
and cell banking
(practical source of cells)
Population
groups &
individuals
( )
Impractical
(each line is
unique)
Matched to
individual only
Matched to
individual only
Pluripotency
(Become cells from all parts
of body)
Yes Yes Yes No
Proliferation
(Ease of expansion in
culture)
Strong Strong Strong Weak
Genetic
Manipulation
(Restructuring of gene
expression patterns)
Minimal Minimal Substantial Minimal
Application for
Diseases with
Genetic
Component
Superior Superior
Deficient
(carry damaged
gene)
Deficient
(carry damaged
gene)

Prioritized Therapeutic Areas
Cornea transplant
•
10M corneally blind
•
Untouched Asian/Indian markets
•
Can use either hpSCs or hESs
Toxicity testing
Retinal conditions - cell therapy is proven
•
Age-related macular degeneration (AMD)
•
Retinitis pigmentosa (RP)- 100,000 Americans and no therapy
ISCO RPE technology
•
Demonstrated morphology, markers and pigmentation
•
In vivo functionality testing underway
Liver diseases (acute and chronic)
•
30-40M with fatty liver and app. 30,000 deaths annually in the US
•
15,750 on liver waiting list ($200-$300k surgery, $12-20k annually)
Neurodegenerative diseases
•
Cell therapy proven
•
Large unmet medical need
•
Increasing with the aging of the population
ISCO objectives
•
Development of neuronal lineages
•
In vivo functional validation
ISCO hepatocyte technology
•
Demonstrated markers and functionality
•
In vivo functionality testing underway

Patient
Heterozygous Type
Patient
Homozygous Type
A
B
DRB1
A
B
DRB1
Immune rejected? Yes.
Immune rejected? Much reduced.

Universal Stem Cell Banking
Every person has an immune type
•
There are 200 common types in a typical population
Parthenogenetic stem cells:
•
Can be matched to millions of people
•
Example: 5 cell lines could match 42 million in the USA
A “Bank” of these could provide immune-matched cells
for millions at a cost they could afford
For the Scientist

•
Biomedical Products
•
>130 Products: growth factors, media and human cells
•
More new products in 2009-10 than the market-leader
•
cGMP media and cell manufacturing capacity
Applications
•
Across therapeutic areas
•
Regenerative medicine (Stem Cell Products)
•
Safety and toxicology
•
Basic cell biology
Commercialization
•
Direct sales from in-house staff (USA)
•
International Distribution: : Europe, Asia (incl.India)
•
OEM Partners: ATCC, Millipore, Life Technologies

DEFENSIVE
DAY
MOISTURE SERUM
LIFELINE
NIGHT
MOISTURE SERUM
LIFELINE

Development
•
Built on ISCO’s scientific expertise
•
Leverages proprietary technology platform
•
Clinically tested for safety and efficacy
Commercialization
•
Market-differentiating stem cell technology
•
Direct-to-consumer and retail sales
•
Specialty distributor channels
•
Strategic marketing partnership

Baseline
6 weeks
16 weeks
Lifeline Skin Care

12-month Targets

Lifeline Cell Technology
•
Expand Product Line, Foreign Manufacturing, and Distribution Base
Lifeline Skin Care
• Expand Sales Channels and Manufacturing Capacity
Therapeutic Development
• Animal Studies and IND Plan
International Partnering
• One or More Therapeutic Partnerships
Human Parthenogenetic Stem Cell Bank
•
Created Multiple cGMP Parthenote Lines

Management
Kenneth Aldrich, JD,  Executive Chairman
•
30 years investment in and management of public and private companies
Dr. Andrey Semechkin, CEO
•
PhD, Member of Russian Academy of Sciences
•
Successful founder and manager of international companies
Brian Lundstrom, President
•
Novo Nordisk, SangStat/Genzyme and ACADIA
•
25 years clinical-commercial development and transactional experience
Jeffrey Janus, SVP and CEO Lifeline Cell Technology
•
25 years experience with cell-based and FDA-compliant biological products
•
Founder of Clonetics (now research product market leader Lonza)
Dr. Ruslan Semechkin, VP and CEO Lifeline Skin Care
• PhD, medical science and cosmeceutical development experience
Dr. Simon Craw, VP
•
PhD, Executive with Merck, AstraZeneca and Novartis
•
22 years scientific operational experience

Financial overview 13 Shares outstanding 72 million Stock price (3-3-11) $1.50 Market capitalization $108 million Product revenue (Q-3, 2010 annualized) $1.4 million

14 Contact information www.internationalstemcell.com Kenneth Aldrich, Chairman 760-940-6383 kaldrich@intlstemcell.com